[Texas Capital Value Funds logo]


Dear Fellow Shareholder,

Stock markets around the world have declined over the last few months. While our market decline shouldnt be a shock, as we have discussed the possibility in many of our quarterly letters, we understand it is no fun. This is when it is important to keep perspective.
Following are some of the questions we have received from clients.

If you knew the market was going to go down, why didnt you sell, and wait until prices were cheaper?

We would if we could. Unfortunately, knowing the market may decline at some point in the future has no usefulness unless one knows exactly when. And since the when is unknowable, the best we can do is buy when we find good companies at value prices.
Remember that stock returns are generally compressed into very short bursts followed by long periods of modest returns. Statistically, those short bursts of big returns occur only 2%-7% of the time. With stocks, you have to stay in to win.

How far will stocks fall?

Periodically, the market averages will fall 10%-35% from their peaks. The Russell 2000 Index, which most closely resembles the list of stocks from which we choose, has fallen 31% from its peak on April 21, 1998 through today. Were almost certainly a lot closer to the bottom than we are to the top of the market.

Why should I be in small stocks?

In the words of the bank robber Willie Sutton, because thats where the money is. Small-cap stocks have provided superior long-term returns over large-caps.
From January 1926 to December 1994, small stocks earned nearly 2% more each year than large-caps.
Style also makes a difference. Small-cap value, the style in which your portfolio is managed, has almost doubled the cumulative return of small growth from June 1979 through June 30, 1998, according to
Wilshire Associates $1 grew to $32.46 in small value stocks, and $17.62 in small growth stocks. In the long-term, small value stocks are essential to any portfolio.

We think there is a good short-term justification too.
Over the 1969-73 period in which the Nifty 50 dominated, small stocks cumulatively underperformed large stocks by 46.1%, much as they have underperformed the Nifty 50 for the last five years.
(See chart on back.) In the subsequent five years, small stocks trounced large stocks, providing a cumulative return of 124.8% versus 13.2% for large stocks.
Unusual? Not according to Professor Marc Reinganum.

Like the tides, small and large stocks have shown an almost certain tendency to reverse leads. When small stocks lead for five years, large stocks will lead for the next five years and vice versa. With small stocks underperforming by the greatest margin since 1926, overweighting smaller stocks makes sense as they should produce stellar returns in the next five years.

The impetus for the tide shift is that smaller companies are considerably cheaper and growing faster than their larger brethren. The Russell 2000 companies have beaten the S&P 500 in earnings growth for five quarters in a row, according to Claudia Mott of Prudential. Yet smaller companies are trading at much cheaper P/E and P/BV ratios.

Is now a good time to increase my investment?

The goal of any investor is to buy when the prices are low. Right now, your fund is trading at even cheaper ratios than the cheapest index, the small-cap index.
Since inception through June 30, 1998, a period of small-cap underperformance, your fund has outperformed the S&P 500, and dwarfed the returns of most other small-cap funds. There is no reason why it cannot continue to do so when the market turns around.

Certainly, the markets are difficult, and may stay so for some time. There is nothing new or unusual in this.
Were investing your funds along with our funds no differently than we always have in good quality, undervalued stocks. Its a strategy that has been rewarded and will be rewarded again.

In difficult times, the supreme investor virtues are courage and patience. We feel fortunate that our shareholder group is strong on both.

Respectfully submitted,

Mark A. Coffelt, CFA


[small stock graph]

Dating back to 1926, every five-year period of small cap underperformance was followed by significant periods of small cap outperformance. The last five years has been the greatest period of underperformance on record. Today, small caps' superior earnings growth and low valuations lead us to conclude that we are about to witness a historic era of small cap outperformance.





















































Data from "Predicting Size Effect Reversals" by Marc R. Reinganum as published in Small Cap Stocks
	PERFORMANCE*	INCEPTION		VALUATIONS*	P/E	P/B
	P/CF
by Klein/Lederman.  Comparison is between the largest market cap
decile and decile 5, corresponding					S&P
500 INDEX	30.5%
roughly to the S&P 500 Index and Small Cap stocks of less than $1
billion in market cap.  Data beyond					TCVGX
	34.2%
1991 reflects the Wilshire Large Growth v. Small Value Indices for the 5 years ending June 30, 1998.
	RUSSELL 2000	18.4%		TCVGX	10.2x	1.7x	9.7x
Returns are historical and include change in share price and reinvestment of dividends and capital gains.
	*Inception for the Value & Growth Portfolio was November 6,
1995.  Performance is through June 30, 1998.  Including the

Past performance cannot guarantee future results. Return and share price will fluctuate, and redemption
	maximum sales charges, the annualized return for the Fund would be 32.4%. Valuations are as of August 31, 1998.

value may be more or less than original cost. For more complete information, including sales charges
	While the reversals of large stocks and small stocks has been consistent over time, there can be no guarantee such and expenses, call for a Prospectus.  Read it carefully before
you invest or send money.					a reversal
will occur in the next five years.